UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2004

Waddell & Reed Advisors International Growth Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      June 30, 2004

Waddell & Reed Advisors International Growth Fund

CONTENTS

3	President's Letter
5	Manager's Discussion
8	Portfolio Highlights
9	Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Income Tax Information
27	Directors & Officers
32	Annual Privacy Notice
34	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors International Growth Fund, Inc. current prospectus and current Fund performance information.

President's Letter of International Growth Fund

      June 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended June 30, 2004 offered very positive results for many investors. The last half of 2003 showed exceptionally strong economic and market gains, while the first six months of 2004 offered considerably more restrained performance. Overall stock market returns were substantial, with the S&P 500 returning 19.12 percent for the 12-month period. Bonds, in comparison, showed lackluster performance and ended the period relatively flat.

A Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last two quarters of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising more than eight percent from July to September. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, high energy prices, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. Investors also questioned the sustainability of the U.S. economic recovery, but fundamentals during the period were still quite strong. Corporate profits stayed on the upswing, business capital spending increased and consumer confidence was high. Fears of a "jobless recovery" were dissipated with the creation of hundreds of thousands of new jobs each month. (According to the Bureau of Labor Statistics, 1.4 million new jobs were created over the 12 months ended June 30, 2004.) Consumer spending continued to be robust.

The strong economy and expanding job growth led to growing concerns about inflation, and on June 30th, the Federal Reserve Board reacted by raising interest rates for the first time in nearly four years. But the increase was small - a quarter of a percentage point, from 1 percent to 1.25 percent - and the Fed announced that it would likely be "measured" when raising rates in the future.

Onward and Upward?

Looking ahead, we are reasonably optimistic about the economy and the markets. After the unsustainably rapid growth of 2003, which we feel was fueled primarily by the stimulus package of tax cuts and government spending, we think the economy will show slower, but still respectable, growth in the second half of 2004. We see GDP growth in the 3 to 3-1/2 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings. As long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives. Today's front-page news will eventually become back-page news, and we believe that we will enter a new stage and phase of the market. We are strong believers in the idea that fundamentals drive stock prices - and, right now, we think the fundamentals are good.

When it comes to the financial markets, however, the only thing that is certain is uncertainty. That's why we firmly believe that the best way to achieve your long-term financial goals is to adhere to the fundamental principles of investing. Diversifying your portfolio among different asset classes and investment styles can potentially help reduce risk and maximize the potential for return. Investing regularly can lend discipline to your investment program. And knowing your risk tolerance, or how much risk you are comfortable in taking on, can better equip you to handle market fluctuations.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. Focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio manager discusses factors that affected your Fund's performance over the past 12 months and offers an outlook for the future. If you have any questions or comments regarding this report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. Please visit us online at www.waddell.com for the most current month-end performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors International Growth Fund, Inc. and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of International Growth Fund

      June 30, 2004

An interview with Thomas A. Mengel,
portfolio manager of Waddell & Reed Advisors International Growth Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund did well on an absolute basis, but underperformed its benchmark index over the last 12 months. The Fund's Class A shares increased 18.69 percent before the impact of sales load, and, after the impact of sales load, increased 11.86 percent. This compares with the Morgan Stanley Capital International E.A.F.E. Index (the index that generally reflects the performance of international securities), which increased 32.38 percent for the fiscal year, and the Lipper International Large-Cap Core Funds Universe Average (representing the performance of the universe of funds with similar investment objectives), which increased 25.48 percent during the period. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load. (Please note that the Fund's Lipper category has changed this year due to recent changes made by Lipper. Performance for both the old and new Lipper categories is noted on the comparison graph following this discussion.)

Why did the Fund lag its benchmark index during the fiscal year?

We believe that three factors contributed to underperformance. First, our stock selection lagged the benchmark return. Second, we were underweight in Japan during the fiscal year. And third, our performance was hurt by an overweight position in consumer-related stocks in Europe, where domestic demand has yet to recover.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Occasionally during this past fiscal year, global geopolitical concerns regarding the Iraq War and global terrorism triggered periods of extreme market volatility and risk aversion. Early in the fiscal year, Asian consumer markets had not yet recovered from the shocking outbreak of SARS, an atypical pneumonia that depressed business travel, tourism and retail sectors. Generally, we felt government policy responses were prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer confidence. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive stock market rally.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous export demand across Asia and Europe. China also benefited from a broad increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted demand for technology equipment. Low interest rates and abundant credit fueled strong housing and auto spending in many countries, despite lagging job growth in most. Deflation fears had faded, and investors were aware that global interest rates would need to rise, at least gradually, from their extremely low levels.

Late in this fiscal year, global investors grew more concerned about rising energy prices and the possibility of slower economic growth in China as the Chinese government sought to address areas of over-investment. China has become a major growth engine for both Asian regional trade and global industrial commodity demand.

What strategies and techniques did you employ that specifically affected the Fund's performance?

During much of the fiscal year, the Japanese stock index outperformed other major markets, in anticipation of global reflation. Still, we believe there has been little progress on structural financial reform in Japan and that serious risks remain. The current government has become quite unpopular, causing us to question its ability to enact further reforms. As a result, we underweighted this market during the period.

During the second half of the fiscal year, we trimmed exposure to emerging markets and the technology sector due to higher valuations.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We continued to emphasize growth companies in Continental Europe that we feel benefit from the global recovery, especially export companies that we feel enjoy solid competitive positions. In Britain, we originally focused on growth stocks that we felt benefited from the relatively strong domestic economy, but later in the period we cautiously trimmed our holdings as we felt that Britain was early to enter an interest-rate-increase cycle. Despite continuing imbalances within Japan's economy, strong regional export demand translated into a somewhat better domestic economy. We reduced our underweight exposure to domestic-demand related shares in Japan as deflationary forces became less severe. Our Asian weights were moderate during most of the period, concentrated on industry leaders that we believe benefit from continued strong Chinese business demand. In recent months, we trimmed our Asian holdings as China's government tightened credit policies and targeted areas of speculative business investment.

We are now overweight consumer-related stocks in Europe, but domestic demand growth has yet to recover. Stagnant employment trends and weak domestic demand in core Europe are keeping a lid on wage inflation and allowing many companies to continue recent cost-cutting measures that we believe should help increase their competitiveness and profitability. In addition, the European Central Bank is not expected to participate in the global trend toward higher interest rates over the next several months.

In the coming months, we will monitor attempts by China's government to slow the pace of growth in areas of over-investment without choking off credit to the broader economy. We feel this is an important issue not only for Asian regional trade, but for many global sectors. Financial markets are extremely concerned about this issue, and we believe data over the next few months should provide some clarity. Longer term, we believe foreign investors should continue to benefit from the tremendous global growth opportunities associated with economic leaders such as China. We think this is an important way that foreign equity investments can provide diversification for our mutual fund shareholders.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors International Growth Fund, Inc., Class A Shares(1)	$16,056
Morgan Stanley Capital International E.A.F.E. Index	$14,882
Lipper International Funds Universe Average	$16,944
Lipper International Large-Cap Core Funds Universe Average	$15,360

W&R ADVISORS INTERNATIONAL GROWTH FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2004
		W&R ADVISORS INTERNATIONAL GROWTH FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INT'L EAFE INDEX (WITH NET DIVIDENDS)	LIPPER INTERNATIONAL FUNDS UNIVERSE AVERAGE	LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

6-30	1994	9,425	10,000	10,000	10,000
6-30	1995	10,177	10,165	10,324	10,274
6-30	1996	11,368	11,516	12,013	12,017
6-30	1997	13,986	12,994	14,220	14,246
6-30	1998	18,810	13,786	15,494	15,500
6-30	1999	17,795	14,837	16,398	16,416
6-30	2000	24,812	17,383	20,550	20,274
6-30	2001	17,680	13,279	15,797	15,158
6-30	2002	15,073	12,018	14,286	13,535
6-30	2003	13,528	11,242	13,194	12,241
6-30	2004	16,056	14,882	16,944	15,360

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y

1-year period ended 6-30-04	11.86%	13.21%	17.77%	19.31%
5-year period ended 6-30-04	-3.19%	-	-	-1.58%
10-year period ended 6-30-04	4.85%	-	-	-
Since inception of Class(3) through 6-30-04	-	-5.34%	- 4.68%	5.03%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)

10-4-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND

Portfolio Highlights

On June 30, 2004, Waddell & Reed Advisors International Growth Fund, Inc. had net assets totaling $768,682,678 invested in a diversified portfolio of:

92.24%	Common Stocks
5.97%	Cash and Cash Equivalents
1.79%	Other Government Security

As a shareholder of Waddell & Reed Advisors International Growth Fund, Inc., for every $100 you had invested on June 30, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$64.49
Pacific Basin	$24.19
Cash and Cash Equivalents	$5.97
Scandinavia	$3.14
Canada	$1.87
Mexico	$0.34

Financial Services Stocks	$21.02
Consumer Nondurables Stocks	$10.52
Retail Stocks	$7.39
Consumer Services Stocks	$6.93
Technology Stocks	$6.86
Health Care Stocks	$6.58
Utilities Stocks	$6.35
Cash and Cash Equivalents	$5.97
Energy Stocks	$5.65
Capital Goods Stocks	$5.57
Business Equipment and Services Stocks	$5.45
Consumer Durables Stocks	$4.33
Raw Materials Stocks	$3.27
Other Government Security	$1.79
Miscellaneous Stocks	$1.19
Multi-Industry Stocks	$1.13

The Investments of International Growth Fund

June 30, 2004
COMMON STOCKS	Shares	Value

Australia - 2.17%
Australia and New Zealand Banking Group Limited	300,000	$3,811,928
News Corporation Limited (The)	1,001,280	8,825,150
Westpac Banking Corporation	330,000	4,037,141

		16,674,219

Austria - 2.07%
Erste Bank der oesterreichischen Sparkassen AG*	101,000	15,882,928

Canada - 1.87%
EnCana Corporation	218,500	9,392,696
Shoppers Drug Mart Corporation*	200,000	4,983,587

		14,376,28

China - 1.13%
Ping An Insurance (Group) Company of China, Ltd. (A)*	6,400,000	8,697,770

France - 8.80%
AXA	200,000	4,409,522
Credit Agricole S.A.	200,000	4,872,400
France Telecom*	150,000	3,913,755
Lafarge	60,000	5,357,204
Pernod Ricard	80,000	10,241,785
Publicis Groupe S.A.	250,000	7,409,093
Schneider Electric SA	100,000	6,833,541
TF1	170,000	5,361,224
THOMSON	200,000	3,949,080
Total S.A.	80,000	15,270,101

		67,617,705

Germany - 9.67%
Allianz Aktiengesellschaft, Registered Shares	145,000	15,719,581
BASF Aktiengesellschaft	150,000	8,048,596
Deutsche Telekom AG, Registered Shares*	340,000	5,984,525
Fresenius AG	22,300	1,687,133
Henkel Kommanditgesellschaft auf Aktien	150,000	12,826,593
Munchener Ruckversicherungs - Gesellschaft Aktiengesellschaft	32,000	3,480,843
PUMA Aktiengesellschaft Rudolf Dassler Sport	15,000	3,809,608
SAP Aktiengesellschaft	76,000	12,682,857
Siemens AG	140,000	10,087,086

		74,326,822

Ireland - 1.44%
Anglo Irish Bank Corporation plc	150,000	2,347,888
DEPFA BANK plc	600,000	8,697,234

		11,045,122

Italy - 3.39%
Alleanza Assicurazioni S.p.A.	175,000	1,999,511
Assicurazioni Generali SpA	160,000	4,320,844
Banco Popolare di Verona e Novara S.c. a r.l.	270,000	4,643,884
Eni S.p.A.	500,000	9,939,696
Mediaset S.p.A.	454,000	5,181,773

		26,085,708

Japan - 19.79%
ACOM CO., LTD.	87,000	5,640,620
Asahi Glass Company, Limited	900,000	9,341,137
Canon Inc.	228,000	11,988,478
Dentsu Inc.	4,000	10,278,451
Honda Motor Co., Ltd.	100,000	4,810,022
Hoya Corporation	84,000	8,772,164
Ito-Yokado Co., Ltd.	200,000	8,540,990
Japan Tobacco Inc.	600	4,652,737
Kao Corporation	482,000	11,592,154
Matsushita Electric Industrial Co., Ltd.	300,000	4,249,463
Mitsui Fudosan Co., Ltd.	350,000	4,186,366
Mitsui Trust Holdings, Inc.	700,000	5,120,936
Nippon Telegraph and Telephone Corporation	1,500	7,996,891
Nippon Television Network Corporation	15,000	2,455,306
Nomura Holdings, Inc.	1,000,000	14,768,415
OMRON Corporation	200,000	4,672,854
ORIX Corporation	74,000	8,458,690
Sumitomo Mitsui Financial Group, Inc.	540	3,693,658
Takeda Chemical Industries, Ltd.	137,000	6,000,914
Tokyo Gas Co., Ltd.	1,531,000	5,418,106
Toyota Motor Corporation	235,000	9,498,423

		152,136,775

Luxembourg - 0.55%
ARCELOR	250,000	4,202,445

Mexico - 0.34%
Cemex, S.A. de C.V., ADR	90,000	2,619,000

Netherlands - 3.00%
Euronext N.V.	143,400	4,000,070
ING Groep N.V., Certicaaten Van Aandelen	350,000	8,270,899
Koninklijke Philips Electronics N.V., Ordinary Shares	400,000	10,782,621

		23,053,590

South Korea - 1.10%
Samsung Electronics Co., Ltd.	20,500	8,462,570

Sweden - 3.14%
Oriflame Cosmetics S.A., SDR*	170,000	6,075,462
Telefonaktiebolaget LM Ericsson, Class B*	6,138,600	18,105,078

		24,180,540

Switzerland - 13.08%
ABB Ltd*	665,000	3,638,378
Baloise-Holding, Registered Shares	200,000	8,690,096
Credit Suisse Group, Registered Shares*	540,000	19,193,291
Holcim Ltd, Registered Shares	90,000	4,895,367
Nestle S.A., Registered Shares	60,000	16,006,390
Novartis AG, Registered Shares	400,000	17,651,757
Roche Holdings AG, Genussschein	65,000	6,437,700
Serono S.A., Class B	4,000	2,520,767
Synthes, Inc.	54,000	6,156,949
UBS AG	217,800	15,352,117

		100,542,812

United Kingdom - 20.70%
BAA plc	500,000	5,017,201
BP p.l.c.	1,000,000	8,828,823
British American Tobacco p.l.c.	257,000	3,981,246
British Sky Broadcasting Group plc	1,505,492	16,976,286
Compass Group PLC	2,600,000	15,861,062
Diageo plc	400,000	5,391,565
GlaxoSmithKline plc	500,000	10,115,982
ITV plc*	3,700,000	7,747,428
NEXT plc	400,000	10,319,027
Reckitt Benckiser plc	676,886	19,155,447
Reuters Group PLC	1,000,000	6,716,795
Royal Bank of Scotland Group plc (The)	334,600	9,632,750
tesco plc	3,550,000	17,135,304
Vodafone Group Plc	4,600,000	10,069,753
WPP Group plc	1,200,000	12,182,688

		159,131,357

TOTAL COMMON STOCKS - 92.24%		$709,035,646

(Cost: $601,132,916)

OTHER GOVERNMENT SECURITY - 1.79%	Principal Amount in Thousands

Germany
Bundesschwatzanweisungen Treasury Note,
2.5%, 3-18-05 (B)	EUR	11,300	$13,789,155

(Cost: $13,237,270)

SHORT-TERM SECURITIES

Beverages - 1.17%
Anheuser-Busch Companies, Inc.,
1.4%, 7-1-04	$1,077	1,077,000
Diageo Capital plc:
1.16%, 7-8-04	4,000	3,999,098
1.23%, 7-21-04	3,938	3,935,309

		9,011,407

Food and Related - 1.56%
Nestle Capital Corp.,
1.13%, 7-2-04	12,000	11,999,623

Health Care - Drugs - 3.11%
Alcon Finance PLC (Nestle S.A.):
1.04%, 7-1-04	12,500	12,500,000
1.05%, 7-1-04	367	367,000
1.21%, 7-26-04	11,000	10,990,757

		23,857,757

TOTAL SHORT-TERM SECURITIES - 5.84%		$44,868,787

(Cost: $44,868,787)

TOTAL INVESTMENT SECURITIES - 99.87%		$767,693,588

(Cost: $659,238,973)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.13%		989,090

NET ASSETS - 100.00%		$768,682,678

Notes to Schedule of Investments

*	No dividends were paid during the preceding 12 months.
(A)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the total value of this security amounted to 1.13% of net assets.

(B)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

INTERNATIONAL GROWTH FUND
June 30, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $659,239) (Notes 1 and 3)	$767,694
Cash	66
Receivables:
Dividends and interest	2,992
Fund shares sold	210
Prepaid and other assets	31

Total assets	770,993

LIABILITIES
Payable to Fund shareholders	1,660
Accrued shareholder servicing (Note 2)	364
Accrued service fee (Note 2)	140
Accrued management fee (Note 2)	18
Accrued accounting and administrative services fees (Note 2)	17
Accrued distribution fee (Note 2)	8
Other	103

Total liabilities	2,310

Total net assets	$768,683

NET ASSETS
$1.00 par value capital stock:
Capital stock	$127,421
Additional paid-in capital	1,010,008
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	145
Accumulated undistributed net realized loss on investment transactions	(477,428)
Net unrealized appreciation in value of investments	108,455
Net unrealized appreciation in value of foreign currency exchange	82

Net assets applicable to outstanding units of capital	$768,683

Net asset value per share (net assets divided by shares outstanding):
Class A	$6.04
Class B	$5.79
Class C	$5.90
Class Y	$6.06
Capital shares outstanding:
Class A	118,013
Class B	3,786
Class C	1,480
Class Y	4,142
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations

INTERNATIONAL GROWTH FUND
For the Fiscal Year Ended June 30, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1,189)	$12,022
Interest and amortization	709

Total income	12,731

Expenses (Note 2):
Investment management fee	6,475
Shareholder servicing:
Class A	3,174
Class B	204
Class C	49
Class Y	34
Service fee:
Class A	1,676
Class B	51
Class C	20
Distribution fee:
Class A	84
Class B	152
Class C	60
Accounting and administrative services fees	198
Custodian fees	176
Legal fees	41
Audit fees	25
Other	45

Total expenses	12,464

Net investment income	267

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	53,093
Realized net loss on foreign currency transactions	(837)

Realized net gain on investments	52,256

Unrealized appreciation in value of securities during the period	75,066
Unrealized appreciation in value of foreign currency exchange during the period	81

Unrealized appreciation in value of investments during the period	75,147

Net gain on investments	127,403

Net increase in net assets resulting from operations	$127,670

See Notes to Financial Statements.

Statement of Changes in Net Assets

INTERNATIONAL GROWTH FUND
(In Thousands)

	For the fiscal year ended June 30,

	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$267	$4,314
Realized net gain (loss) on investments	52,256	(138,793)
Unrealized appreciation	75,147	41,683

Net increase (decrease) in net assets resulting from operations	127,670	(92,796)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(9,920)	(1,250)
Class B	-	-
Class C	-	-
Class Y	(438)	(119)
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	(10,358)	(1,369)

Capital share transactions (Note 5)	(27,236)	(144,615)

Total increase (decrease)	90,076	(238,780)
NET ASSETS
Beginning of period	678,607	917,387

End of period	$768,683	$678,607

Undistributed net investment income	$145	$10,330

(1)See "Financial Highlights" on pages 16 - 19.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$5.16	$5.76	$6.79	$12.43	$9.97

Income (loss) from investment operations:
Net investment income (loss)	0.00 *	0.03	0.01	0.06	(0.04)
Net realized and unrealized gain (loss) on investments	0.96	(0.62)	(1.01)	(3.31)	3.96

Total from investment operations	0.96	(0.59)	(1.00)	(3.25)	3.92

Less distributions from:
Net investment income	(0.08)	(0.01)	(0.03)	(0.03)	(0.02)
Capital gains	(0.00)	(0.00)	(0.00)*	(2.36)	(1.44)

Total distributions	(0.08)	(0.01)	(0.03)	(2.39)	(1.46)

Net asset value, end of period	$6.04	$5.16	$5.76	$6.79	$12.43

Total return(1)	18.69%	-10.25%	-14.75%	-28.74%	39.43%
Net assets, end of period (in millions)	$713	$642	$874	$1,128	$1,713
Ratio of expenses to average net assets	1.61%	1.75%	1.61%	1.44%	1.41%
Ratio of net investment income (loss) to average net assets	0.06%	0.63%	0.17%	0.71%	-0.32%
Portfolio turnover rate	125%	106%	121%	118%	113%

   *Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the period from 10-4-99(1) through
	2004	2003	2002	2001	6-30-00

Net asset value, beginning of period	$4.94	$5.59	$6.65	$12.34	$10.79

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.05)	(0.04)	(0.00)
Net realized and unrealized gain (loss) on investments	0.90	(0.60)	(1.01)	(3.29)	2.99

Total from investment operations	0.85	(0.65)	(1.06)	(3.33)	2.99

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)*	(2.36)	(1.44)

Total distributions	(0.00)	(0.00)	(0.00)	(2.36)	(1.44)

Net asset value, end of period	$5.79	$4.94	$5.59	$6.65	$12.34

Total return	17.21%	-11.79%	-15.78%	-29.70%	38.20%
Net assets, end of period (in millions)	$22	$16	$20	$19	$19
Ratio of expenses to average net assets	2.94%	3.22%	3.01%	2.73%	2.71	%(2)
Ratio of net investment loss to average net assets	-1.22%	-0.84%	-1.19%	-0.54%	-0.97	%(2)
Portfolio turnover rate	125%	106%	121%	118%	113	%(3)

   *Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended June 30, 2000.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL GROWTH FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the period from 10-5-99(1) through
	2004	2003	2002	2001	6-30-00

Net asset value, beginning of period	$5.01	$5.64	$6.68	$12.36	$10.78

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)	(0.02)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	0.93	(0.60)	(1.02)	(3.29)	3.01

Total from investment operations	0.89	(0.63)	(1.04)	(3.32)	3.02

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)*	(2.36)	(1.44)

Total distributions	(0.00)	(0.00)	(0.00)	(2.36)	(1.44)

Net asset value, end of period	$5.90	$5.01	$5.64	$6.68	$12.36

Total return	17.77%	-11.17%	-15.56%	-29.56%	38.43%
Net assets, end of period (in millions)	$9	$6	$8	$3	$3
Ratio of expenses to average net assets	2.53%	2.71%	2.55%	2.54%	2.50	%(2)
Ratio of net investment loss to average net assets	-0.80%	-0.42%	-0.69%	-0.32%	-0.73	%(2)
Portfolio turnover rate	125%	106%	121%	118%	113	%(3)

   *Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended June 30, 2000.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$5.18	$5.78	$6.79	$12.46	$9.97

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.06	0.04	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.97	(0.62)	(1.01)	(3.32)	3.98

Total from investment operations	0.99	(0.56)	(0.97)	(3.23)	3.97

Less distributions from:
Net investment income	(0.11)	(0.04)	(0.04)	(0.08)	(0.04)
Capital gains	(0.00)	(0.00)	(0.00)*	(2.36)	(1.44)

Total distributions	(0.11)	(0.04)	(0.04)	(2.44)	(1.48)

Net asset value, end of period	$6.06	$5.18	$5.78	$6.79	$12.46

Total return	19.31%	-9.74%	-14.28%	-28.51%	39.97%
Net assets, end of period (in millions)	$25	$15	$15	$14	$20
Ratio of expenses to average net assets	1.06%	1.16%	1.15%	1.10%	1.12%
Ratio of net investment income to average net assets	0.69%	1.30%	0.73%	1.05%	0.03%
Portfolio turnover rate	125%	106%	121%	118%	113%

*Not shown due to rounding.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2004

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is long-term appreciation. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

F. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2004, $742,553 was reclassified between accumulated undistributed net realized loss on investment transactions and accumulated undistributed net investment income. Net investment income, additional paid-in capital and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5292 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,035,543. During the period ended June 30, 2004, W&R received $55,575 and $1,086 in deferred sales charges for Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $634,448 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $41,866, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $923,345,637, while proceeds from maturities and sales aggregated $890,988,024. Purchases of short-term securities aggregated $2,826,271,164, while proceeds from maturities and sales of short-term securities aggregated $2,911,567,937. No U.S. Government obligations were purchased or sold during the period ended June 30, 2004.

For Federal income tax purposes, cost of investments owned at June 30, 2004 was $662,958,062, resulting in net unrealized appreciation of $104,735,526, of which $113,336,258 related to appreciated securities and $8,600,732 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2004 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$3,948,666
Distributed ordinary income	10,358,305
Undistributed ordinary income	3,940,472

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	20,677,660

Post-October losses deferred	460,688

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

June 30, 2009	$90,150,991
June 30, 2010	198,208,780
June 30, 2011	167,974,958
June 30, 2012	20,677,660

Total carryover	$477,012,389

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,

	2004	2003

Shares issued from sale of shares:
Class A	19,258	124,341
Class B	1,323	927
Class C	789	745
Class Y	3,272	16,702
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,690	231
Class B	-	-
Class C	-	-
Class Y	76	22
Shares redeemed:
Class A	(27,314)	(151,902)
Class B	(820)	(1,201)
Class C	(441)	(1,022)
Class Y	(2,104)	(16,469)

Decrease in outstanding capital shares	(4,271)	(27,626)

Value issued from sale of shares:
Class A	$109,483	$630,428
Class B	7,261	4,500
Class C	4,313	3,647
Class Y	17,903	84,091
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	9,736	1,223
Class B	-	-
Class C	-	-
Class Y	438	119
Value redeemed:
Class A	(157,929)	(774,536)
Class B	(4,563)	(5,666)
Class C	(2,489)	(4,870)
Class Y	(11,389)	(83,551)

Decrease in outstanding capital	$(27,236)	$(144,615)

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors International Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors International Growth Fund, Inc. (the "Fund"), as of June 30, 2004, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors International Growth Fund, Inc. as of June 30, 2004, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2004

Income Tax Information

The amounts of the distribution below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
12-17-03	$0.0804	$0.0600	$0.0204	$-	$0.0017	$0.0787	$-

Class Y
12-17-03	$0.1144	$0.0854	$0.0290	$-	$0.0025	$0.1119	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors
International Growth Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42 Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

Officers

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 28 years; Vice President, 17 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

__________________________________________

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1002A (6-04)

ITEM 2. CODE OF ETHICS

(a)	As of June 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2003	$19,900
	2004	21,300

(b)	Audit-Related Fees

	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2003	$1,380
	2004	1,600

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2003	$2,410
	2004	2,500

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2003	$1,567
	2004	1,162

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

	The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

	The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g) $5,357 and $5,262 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $108,875 and $149,072 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)         Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors International Growth Fund, Inc.
(Registrant)

By     /s/Kristen A. Richards
         Kristen A. Richards, Vice President and Secretary

Date September 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/Henry J. Herrmann
         Henry J. Herrmann, President and Principal Executive Officer

Date September 10, 2004

By     /s/Theodore W. Howard
         Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 10, 2004